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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2004

CORNELL COMPANIES, INC.
Exact Name of Registrant as Specified in its Charter

Delaware State of Incorporation or Organization	1-14472 Commission File Number	76-0433642 I.R.S. Employer Identification No.
1700 West Loop South, Suite 1500 Houston, Texas Address of Principal Executive Offices		77027 (Zip Code)

(713) 623-0790
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 8.01    Other Events.

        On October 7, 2004, Cornell Companies, Inc., a Delaware corporation, issued a press release announcing that the Company received a signed Finding of No Significant Impact for the Moshannon Valley Correctional Facility to be built in Philipsburg, PA. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2004

CORNELL COMPANIES, INC.
By:	/s/ JOHN R. NIESER
Name:	John R. Nieser
Title:	Treasurer and Acting Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated October 7, 2004

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  Item 8.01 Other Events.
SIGNATURE
Exhibit Index